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                                                                   EXHIBIT 23.02

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 23, 1998, in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Federated Investors, Inc. dated May 7, 1998.

                                        /s/ Ernst & Young LLP

                                        Ernst & Young LLP

Pittsburgh, Pennsylvania

May 7, 1998